UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2005

TEPPCO PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10403	76-0291058
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, P.O. Box 2521, Houston, Texas		77252-2521
(Address of Principal Executive Offices)		(Zip Code)

(713) 759-3636

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”) and subsidiary as of December 31, 2005 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. TEPPCO GP is the general partner of TEPPCO Partners, L.P.

Additionally, included as exhibit 23.1 is an auditors’ consent to the incorporation by reference of their report in previously filed registration statements.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit Number	Exhibit
23.1	Consent of KPMG LLP.
99.1	Consolidated balance sheet of TEPPCO GP and subsidiary as of December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: March 31, 2006	By:	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and
Chief Financial Officer